                                                                      EXHIBIT 16

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, James M. Hennessy and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:


                                                     SECURITIES ACT OF 1933        INVESTMENT COMPANY
                                                                                       ACT OF 1940
ING VP Balanced Portfolio, Inc.                             33-27247                     811-5773
ING Strategic Allocation Portfolios, Inc.                   33-88334                     811-8934
ING Series Fund, Inc.                                       33-41694                     811-6352
ING Variable Portfolios, Inc.                              333-05173                     811-7651
ING GET Fund                                                33-12723                     811-5062
ING VP Intermediate Bond Portfolio                           2-47232                     811-2361
ING VP Money Market Portfolio                                2-53038                     811-2565
ING Variable Funds                                           2-51739                     811-2514

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of June 17, 2005.

/s/ Albert E. DePrince
-----------------------------------------
Albert E. DePrince, Jr., Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, James M. Hennessy and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

                                                     SECURITIES ACT OF 1933        INVESTMENT COMPANY
                                                                                       ACT OF 1940
ING VP Balanced Portfolio, Inc.                             33-27247                     811-5773
ING Strategic Allocation Portfolios, Inc.                   33-88334                     811-8934
ING Series Fund, Inc.                                       33-41694                     811-6352
ING Variable Portfolios, Inc.                              333-05173                     811-7651
ING GET Fund                                                33-12723                     811-5062
ING VP Intermediate Bond Portfolio                           2-47232                     811-2361
ING VP Money Market Portfolio                                2-53038                     811-2565
ING Variable Funds                                           2-51739                     811-2514

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of June 17, 2005.

/s/ Maria T. Fighetti
-----------------------------------
Maria T. Fighetti, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, James M. Hennessy and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

                                                     SECURITIES ACT OF 1933        INVESTMENT COMPANY
                                                                                       ACT OF 1940
ING VP Balanced Portfolio, Inc.                             33-27247                     811-5773
ING Strategic Allocation Portfolios, Inc.                   33-88334                     811-8934
ING Series Fund, Inc.                                       33-41694                     811-6352
ING Variable Portfolios, Inc.                              333-05173                     811-7651
ING GET Fund                                                33-12723                     811-5062
ING VP Intermediate Bond Portfolio                           2-47232                     811-2361
ING VP Money Market Portfolio                                2-53038                     811-2565
ING Variable Funds                                           2-51739                     811-2514

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of June 17, 2005.

/s/ J. Scott Fox
------------------------------
J. Scott Fox, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Officer, constitute and appoint Huey P. Falgout, Jr., Theresa
K. Kelety and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

                                                     SECURITIES ACT OF 1933        INVESTMENT COMPANY
                                                                                       ACT OF 1940
ING VP Balanced Portfolio, Inc.                             33-27247                     811-5773
ING Strategic Allocation Portfolios, Inc.                   33-88334                     811-8934
ING Series Fund, Inc.                                       33-41694                     811-6352
ING Variable Portfolios, Inc.                              333-05173                     811-7651
ING GET Fund                                                33-12723                     811-5062
ING VP Intermediate Bond Portfolio                           2-47232                     811-2361
ING VP Money Market Portfolio                                2-53038                     811-2565
ING Variable Funds                                           2-51739                     811-2514

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of June 17, 2005.

/s/ James M. Hennessy
----------------------------------
James M. Hennessy
President, Chief Executive Officer
and Chief Operating Officer

                                POWER OF ATTORNEY

I, the undersigned Lead Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, James M. Hennessy and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

                                                     SECURITIES ACT OF 1933        INVESTMENT COMPANY
                                                                                       ACT OF 1940
ING VP Balanced Portfolio, Inc.                             33-27247                     811-5773
ING Strategic Allocation Portfolios, Inc.                   33-88334                     811-8934
ING Series Fund, Inc.                                       33-41694                     811-6352
ING Variable Portfolios, Inc.                              333-05173                     811-7651
ING GET Fund                                                33-12723                     811-5062
ING VP Intermediate Bond Portfolio                           2-47232                     811-2361
ING VP Money Market Portfolio                                2-53038                     811-2565
ING Variable Funds                                           2-51739                     811-2514

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of June 17, 2005.

/s/ Sidney Koch
----------------------------------
Sidney Koch, Lead Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, James M. Hennessy and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

                                                     SECURITIES ACT OF 1933        INVESTMENT COMPANY
                                                                                       ACT OF 1940
ING VP Balanced Portfolio, Inc.                             33-27247                     811-5773
ING Strategic Allocation Portfolios, Inc.                   33-88334                     811-8934
ING Series Fund, Inc.                                       33-41694                     811-6352
ING Variable Portfolios, Inc.                              333-05173                     811-7651
ING GET Fund                                                33-12723                     811-5062
ING VP Intermediate Bond Portfolio                           2-47232                     811-2361
ING VP Money Market Portfolio                                2-53038                     811-2565
ING Variable Funds                                           2-51739                     811-2514

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of June 17, 2005.

/s/ Thomas J. McInerney
-------------------------------------
Thomas J. McInerney, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Officer, constitute and appoint Huey P. Falgout, Jr., Theresa
K. Kelety and James M. Hennessy, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

                                                     SECURITIES ACT OF 1933        INVESTMENT COMPANY
                                                                                       ACT OF 1940
ING VP Balanced Portfolio, Inc.                             33-27247                     811-5773
ING Strategic Allocation Portfolios, Inc.                   33-88334                     811-8934
ING Series Fund, Inc.                                       33-41694                     811-6352
ING Variable Portfolios, Inc.                              333-05173                     811-7651
ING GET Fund                                                33-12723                     811-5062
ING VP Intermediate Bond Portfolio                           2-47232                     811-2361
ING VP Money Market Portfolio                                2-53038                     811-2565
ING Variable Funds                                           2-51739                     811-2514

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of June 17, 2005.

/s/ Todd Modic
-----------------------------------------
Todd Modic
Senior Vice President Chief/Principal
Financial Officer and Assistant Secretary

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, James M. Hennessy and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

                                                     SECURITIES ACT OF 1933        INVESTMENT COMPANY
                                                                                       ACT OF 1940
ING VP Balanced Portfolio, Inc.                             33-27247                     811-5773
ING Strategic Allocation Portfolios, Inc.                   33-88334                     811-8934
ING Series Fund, Inc.                                       33-41694                     811-6352
ING Variable Portfolios, Inc.                              333-05173                     811-7651
ING GET Fund                                                33-12723                     811-5062
ING VP Intermediate Bond Portfolio                           2-47232                     811-2361
ING VP Money Market Portfolio                                2-53038                     811-2565
ING Variable Funds                                           2-51739                     811-2514

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of June 17, 2005.

/s/ Corine T. Norgaard
------------------------------------
Corine T. Norgaard, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, James M. Hennessy and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

                                                     SECURITIES ACT OF 1933        INVESTMENT COMPANY
                                                                                       ACT OF 1940
ING VP Balanced Portfolio, Inc.                             33-27247                     811-5773
ING Strategic Allocation Portfolios, Inc.                   33-88334                     811-8934
ING Series Fund, Inc.                                       33-41694                     811-6352
ING Variable Portfolios, Inc.                              333-05173                     811-7651
ING GET Fund                                                33-12723                     811-5062
ING VP Intermediate Bond Portfolio                           2-47232                     811-2361
ING VP Money Market Portfolio                                2-53038                     811-2565
ING Variable Funds                                           2-51739                     811-2514

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of June 17, 2005.

/s/ Joseph E. Obermeyer
-------------------------------------
Joseph E. Obermeyer, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, James M. Hennessy and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

                                                     SECURITIES ACT OF 1933        INVESTMENT COMPANY
                                                                                       ACT OF 1940
ING VP Balanced Portfolio, Inc.                             33-27247                     811-5773
ING Strategic Allocation Portfolios, Inc.                   33-88334                     811-8934
ING Series Fund, Inc.                                       33-41694                     811-6352
ING Variable Portfolios, Inc.                              333-05173                     811-7651
ING GET Fund                                                33-12723                     811-5062
ING VP Intermediate Bond Portfolio                           2-47232                     811-2361
ING VP Money Market Portfolio                                2-53038                     811-2565
ING Variable Funds                                           2-51739                     811-2514

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of June 17, 2005.

/s/ Edward T. O'Dell
----------------------------------
Edward T. O'Dell, Director/Trustee